UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 11, 2013

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number

1-8962	Pinnacle West Capital Corporation (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0512431

1-4473	Arizona Public Service Company (an Arizona corporation) 400 North Fifth Street, P.O. Box 53999 Phoenix, AZ 85072-3999 (602) 250-1000	86-0011170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed or furnished by Pinnacle West Capital Corporation and Arizona Public Service Company.  Each registrant is filing or furnishing on its own behalf all of the information contained in this Form 8-K that relates to such registrant and, where required, its subsidiaries.  Except as stated in the preceding sentence, neither registrant is filing or furnishing any information that does not relate to such registrant, and therefore makes no representation as to any such information.

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

Pinnacle West Capital Corporation (“Pinnacle West” or the “Company”) has informed the participants in the Pinnacle West Capital Corporation Savings Plan (the “Plan”) that the Plan will be changing its record keeper. As a result of the conversion, Plan participants will temporarily be unable to: (i) obtain a loan or distribution from the Plan, open a new self-directed brokerage account or complete a self-directed brokerage account transaction beginning at 4 p.m. Eastern time on March 25, 2013; or (ii) direct or diversify investments in the Plan beginning at 4 p.m. Eastern time on March 27, 2013, and in each case ending sometime during the week of March 31, 2013 (the “blackout period”).

On March 11, 2013, the Company sent notices to its directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission rules promulgated thereunder with respect to the blackout period. A copy of the notice to directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  A copy of the notice to executive officers is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

During the blackout period and for a period of two years after the ending date of the blackout period, a Plan participant, a Pinnacle West security holder or any other interested persons may obtain information regarding the actual ending date of the blackout period. To obtain such information, without charge, and for all other inquiries regarding the blackout period, contact Pinnacle West Capital Corporation, HR Service Team, PO Box 53999, MS 8467, Phoenix, Arizona 85072-3999 or by telephone at 602-250-3500.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Registrant(s)	Description

99.1	Pinnacle West Arizona Public Service Company	Notice to Directors of the Company regarding a Blackout Period and Trading Restrictions

99.2	Pinnacle West Arizona Public Service Company	Notice to Executive Officers of the Company regarding a Blackout Period and Trading Restrictions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: March 11, 2013	By:	/s/ James R. Hatfield
James R. Hatfield
Executive Vice President and Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: March 11, 2013	By:	/s/ James R. Hatfield
James R. Hatfield
Executive Vice President and Chief Financial Officer